EXECUTION COPY


                        AMENDMENT NO. 3 and WAIVER, dated as of July 16, 1998
                  (this "Amendment"), to the Credit Agreement dated as of January 7, 1998, as amended by Amendment No. 1 and Waiver dated as of March 16, 1998, and as further amended by Amendment No. 2 and Waiver dated as of May 21, 1998 (the "Credit Agreement"), among DENNY'S, INC., a California corporation, EL POLLO LOCO, INC., a Delaware corporation, FLAGSTAR ENTERPRISES, INC., an Alabama corporation, FLAGSTAR SYSTEMS, INC., a Delaware corporation, QUINCY'S RESTAURANTS, INC., an Alabama corporation (each of the foregoing, except for FLAGSTAR ENTERPRISES, INC. and QUINCY'S RESTAURANTS, INC., individually, a "Borrower" and, collectively, the "Borrowers"), ADVANTICA RESTAURANT GROUP, INC., a Delaware corporation ("Parent"), the Lenders (as defined in Article I of the Credit Agreement) and THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as issuing bank, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

            A. The Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

            B. Parent and the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement and waive compliance by Parent and the Borrowers with certain other provisions of the Credit Agreement as provided herein.

            C. The Required Lenders are willing to agree to such amendments and grant such waiver, on the terms and subject to the conditions set forth herein.

            D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Waiver. The Lenders hereby waive compliance by Parent and the Borrowers with the provisions of Section 6.08 of the Credit Agreement to the extent, but only to the extent, necessary to permit the Borrowers and Parent (a) to make a Net Proceeds Offer (as defined in the New Senior Notes Indenture) with respect to an aggregate principal amount of New Senior Notes not to exceed the lesser of (i) $100,000,000 and (ii) the aggregate amount of the Net Cash Proceeds of the Enterprises Sale that occurred on April 1, 1998, and of the Quincy's Sale that occurred on June 10, 1998, that have not previously been applied to incur Consolidated Capital Expenditures (or investments in lieu thereof permitted under Section 6.04(k) of the Credit Agreement), pay Indebtedness, effect the SRT Defeasance or make investments or for any other purpose (such lesser amount, the "Maximum Purchase Amount") and (b) to



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purchase New Senior Notes in an aggregate principal amount not to exceed the
Maximum Purchase Amount pursuant to such Net Proceeds Offer at a purchase price of 100% of the principal amount thereof plus accrued but unpaid interest thereon, all in accordance with Section 3.13 of the New Senior Notes Indenture and otherwise on terms reasonably satisfactory to the Administrative Agent.


            SECTION 2. Amendment. Section 1.01 is hereby amended by amending the definition of the term "Permitted Investments" as follows:

      (a) by deleting the phrase in clause (a) thereof "to the extent such obligations are backed by the full faith and credit of the United States of America" in the parenthetical and

      (b) by inserting the following text after the words "Moody's Investors Service, Inc." at the end of clause (b) thereof :

      "or investments in other corporate debt securities maturing within one year from the date of the acquisition thereof and having, at such date of acquisition, a rating of at least 'A' or the equivalent thereof from Standard & Poor's Rating Service or of at least 'A2' or the equivalent thereof from Moody's Investors Service, Inc".

            SECTION 3. Representations and Warranties. Parent and the Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

            (a) This Amendment has been duly authorized, executed and delivered by Parent and each of the Borrowers and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Parent, each of the Borrowers and the Required Lenders.

            SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

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            SECTION 6.  Loan Document.  This Amendment shall be a Loan Document for all purposes.

            SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 9. Expenses. Parent and the Borrowers agree to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                              ADVANTICA RESTAURANT GROUP, INC.,

                                                  by /s/ KENNETH E. JONES
                                                    -------------------------
                                                    Name:   Kenneth E. Jones
                                                    Title:  Vice President
                                                            and Treasurer

                                              DENNY'S, INC.,

                                                  by /s/ KENNETH E. JONES
                                                    -------------------------
                                                    Name:   Kenneth E. Jones
                                                    Title:  Vice President
                                                            and Treasurer

                                              EL POLLO LOCO, INC.,

                                                  by /s/ KENNETH E. JONES
                                                     -------------------------
                                                    Name:   Kenneth E. Jones
                                                    Title:  Vice President
                                                            and Treasurer

                                              FLAGSTAR SYSTEMS, INC.,

                                                  by  /s/ KENNETH E. JONES
                                                     -------------------------
                                                    Name:   Kenneth E. Jones
                                                    Title:  Vice President
                                                            and Treasurer


                                              THE CHASE MANHATTAN BANK,
                                              individually and as Administrative
                                              Agent, Collateral Agent, Swingline
                                              Lender and Issuing Bank,

                                                  by
                                                    -------------------------
                                                    Name:
                                                    Title:

                                              FLAGSTAR SYSTEMS, INC.,

                                                  by
                                                     -------------------------
                                                    Name:
                                                    Title:


                                              THE CHASE MANHATTAN BANK,
                                              individually and as Administrative
                                              Agent, Collateral Agent, Swingline
                                              Lender and Issuing Bank,

                                                  by /s/ WILLIAM P. RINDFUSS
                                                    --------------------------
                                                    Name:  William P. Rindfuss
                                                    Title: Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  AT&T Commercial Finance Corporation
                     ------------------------------------------

                     by /s/ PAUL SEIDENUAL
                        --------------------------------
                        Name:  Paul Seidenual
                        Title: AVP

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  BHF-BANK Aktiengenellschafe
                     ------------------------------------------

                     by /s/ THOMAS J. SCIPO     JOHN SYKES
                        ----------------------------------
                        Name:  Thomas J. Scipo  John Sykes
                        Title: AVP              VP

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  Green Tree Financial Servicing Corp.
                     ------------------------------------------

                     by /s/ CHRISTOPHER A. GOUSKOS
                        --------------------------------
                        Name:  Christopher A. Gouskos
                        Title: Senior Vice President

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  KZH CRESCENT CORPORATION
                     ------------------------------------------

                     by /s/ DENNIS KILDEA
                        --------------------------------
                        Name:  Dennis Kildea
                        Title: Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  KZH HOLDING CORPORATION III
                     ------------------------------------------

                     by /s/ DENNIS KILDEA
                        --------------------------------
                        Name:  Dennis Kildea
                        Title: Authorized Agent

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution The Long-Term Credit Bank of Japan, Limited, New York Branch
                    ------------------------------------------------------------

                     by /s/ KOJI SASAYAMA
                        --------------------------------
                        Name:  Koji Sasayama
                        Title: Deputy General Manager

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  PAM CAPITAL FUNDING L.P.
                     By: Highland Capital Management, L.P.
                     as Collateral Management
                     ------------------------------------------

                     by /s/ JAMES DONDERO, CFA, CPA
                        --------------------------------
                        Name:  James Dondero, CFA, CPA
                        Title: President
                               Highland Capital Management L.P.

                                                             SIGNATURE PAGE TO
                                                              AMENDMENT NO. 3,
                                                                   DATED AS OF
                                                                 July 16, 1998



To approve the Amendment:


Name of Institution  SANWA BUSINESS CREDIT CORPORATION
                     ------------------------------------------

                     by /s/ MARK FLAMM
                        --------------------------------
                        Name:  Mark Flamm
                        Title: Vice President